EXHIBIT 99.1

© 2022. PaxMedica , Inc. Proprietary Information. All rights reserved Addressing Urgent Needs In Serious Neurologic Disorders Nasdaq: PXMD December 2022

2 © 2022. PaxMedica , Inc. Proprietary Information. All rights reserved Cautionary Note on Forward - Looking Statements and Disclaimers This Presentation contains "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations and financial conditions, including but not limited to current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, results of clinical trials and other future conditions . Words such as, but not limited to, "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "potential", "predict", "project", "should", "will", "would" or the negative of those terms, and similar expressions that convey uncertainty of future events or outcomes, identify forward - looking statements . These forward - looking statements reflect management's beliefs and views with respect to future events and are based on estimates and assumptions as of the date of this Presentation and are subject to risks and uncertainties . Moreover, the Company operates in a very competitive and rapidly changing environment . New risks emerge from time to time . It is not possible for management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements we may make . Given these uncertainties, you should not place undue reliance on these forward - looking statements . The Company qualifies all of the forward - looking statements in this Presentation by these cautionary statements . Except as required by law, the Company undertakes no obligation to publicly update any forward - looking statements, whether as a result of new information, future events or otherwise . Statements contained herein are made as of the date of this Presentation unless stated otherwise, and neither this Presentation shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that the information will be updated or revisited to reflect information that subsequently becomes available or changes occurring after that date hereof . Certain information contained in this Presentation relates to or is based on statistical and other industry and market data obtained from independent industry publications and research, surveys and studies conducted by independent third parties as well as the Company's own estimates . The market data used in this Presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data . Industry publications and third - party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information . The Company's estimates of the patient population with the potential to benefit from treatment with any product candidates the Company may develop include several key assumptions based on its industry knowledge, industry publications and third - party research, which may be based on a small sample size and may fail to accurately reflect the addressable patient population . While the Company believes that its internal assumptions are reasonable, no independent source has verified such assumptions . This Presentation contains trademarks, trade names, or service marks belonging to other entities . The Company does not intend the use or display of other parties' trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of, or by these other parties . NASDAQ: PXMD

© 2022. PaxMedica , Inc. Proprietary Information. All rights reserved 3 Overview PaxMedica is a clinical stage biopharmaceutical company focusing on the development of anti - purinergic drug therapies (“APT”) for the treatment of disorders with intractable neurologic symptoms including Autism Spectrum Disorder (“ASD”) . PAX - 101 , an intravenous formulation of suramin, has been historically used as a life - saving drug to treat a rare and fatal tropical disease, Human African Trypanosomiasis . PaxMedica will seek accelerated approval for PAX - 101 first in the treatment of HAT under the US Rare Tropical Disease Priority Review Voucher program to gain valuable program incentives . We plan to initiate a pharmacokinetic study to develop additional dosing data in younger / female subjects and plan to submit an IND in 2024 . A global multi - centered clinical trial of PAX - 101 in ASD will commence following US IND approval . NASDAQ: PXMD

Investment Highlights

- **Multiple potential catalysts expected through 2024**
- **Pursuing clinical indications with significant unmet needs and few options for drug therapy**
  - **Autism Spectrum Disorder (ASD)**
  - **Orphan Designated Rare Tropical Infectious Disease (African Sleeping Sickness – aka HAT)**
  - **Long Covid Syndrome (LCS) and Myalgic Encephalomyelitis (Chronic Fatigue Syndrome) - dose ranging studies to be initiated in 2023**
- **Potential to receive significant non-dilutive capital in 24-30 months**
  - **Submitting data to support an NDA submission and Priority Review Voucher (PRV) award for African Sleeping Sickness (HAT) indication which the company can potentially monetize**
- **Highly experienced management team and directors**
  - **Funded and operated by experienced industry entrepreneurs**
  - **Highly regarded industry executives as independent directors**
- **IPO completed in August 2022 and $8 million total proceeds**

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© 2022. PaxMedica, Inc. Proprietary Information. All rights reserved

5 © 2022. PaxMedica , Inc. Proprietary Information. All rights reserved 5 Management Team Led By Experienced Pharma Entrepreneurs Michael Derby Executive Chairman Zach Rome Chief Operating Officer Howard J. Weisman Chief Executive Officer Stephen Sheldon Chief Financial Officer NASDAQ: PXMD Stefan Schwabe, MD, PhD Chief Medical Officer

6 © 2022. PaxMedica , Inc. Proprietary Information. All rights reserved 6 Board of Directors NASDAQ: PXMD Michael Derby Howard J. Weisman Zach Rome Karen LaRochelle Dr. John F. Coelho Charles J. Casamento

© 2022. PaxMedica , Inc. Proprietary Information. All rights reserved 7 PAX - 101 NDA Submission Plans 7 NASDAQ: PXMD © 2022. PaxMedica , Inc. Proprietary Information. All rights reserved

8 8 Potential Value and Liquidity Via Early NDA Submission Priority Review Voucher Program for Neglected Tropical Diseases - HAT • IV suramin is the standard of care in the treatment of potentially lethal infections caused by Stage 1 T. Brucei Rhodesiense Human African Trypanosomiasis (HAT), aka African Sleeping Sickness, for over 100 years • Currently only approved in Africa , where PaxMedica has the exclusive license to suramin - treated patient data from key endemic hospitals • PAX - 101 received FDA Orphan Drug Designation for this neglected tropical disease in Nov. 2020 • NDA Sponsors under this program may qualify for FDA benefits, including a Priority Review Voucher o Market exclusivities up to seven (7) years are also expected to be granted • Priority Review Vouchers (PRV) have been be transacted at values > $100 million o PRV Vouchers can potentially be sold to a third party upon receipt following NDA approval • PaxMedica intends to file an NDA for the use of PAX - 101 in HAT infections in 2024 8 © 2022. PaxMedica , Inc. Proprietary Information. All rights reserved NASDAQ: PXMD

9 9 Anticipated Near - term Milestone: Complete NDA for HAT Plan for Potential Approval and Receipt of Transactable Voucher: • Primary efficacy data expected to be from a retrospective data analysis of patients treated with suramin for HAT compared to a natural history cohort from a prior HAT epidemic before availability of suramin treatment • PaxMedica has exclusive license to the only treatment records for hundreds of TbR HAT patients treated with suramin (2000 - 2020) in certain hospitals in Uganda and Malawi, the epicenter of recorded infections • FDA feedback from two documented meetings confirm specific requirements for the NDA and PRV filing process • Filing NDA anticipated in 2024 • Accelerated review/approval expected and, if approved, subsequent PRV award and potential sale 9 © 2022. PaxMedica , Inc. Proprietary Information. All rights reserved NASDAQ: PXMD

10 10 Program for NDA and PRV Underway Regulatory – FDA Guidance Received • HAT is listed as a neglected tropical disease in the FDA Tropical Disease PRV Program • HAT submission will be a 505(b)(2) - NDA o FDA concurs that a prospective efficacy trial would not be feasible due to the rare incidence and the ethical challenges of conducting a placebo - controlled trial in a lethal illness • Orphan drug designation awarded for HAT and the company expects to receive both new chemical entity (NCE) and orphan drug exclusivities, offering up to 7 years of market exclusivity in the US with respect to any new product that contains suramin, upon NDA approval Clinical – Registrational Efficacy Study Underway in Africa • Retrospective study using exclusively licensed data being converted into Clinical Reports per FDA feedback • Topline results expected to be available in Q1 2023 following database lock and statistical analysis CMC Supply Chain – API and Drug Product cGMP Process Currently expected to be Completed in 2023 • Suramin API will be produced by a central Europe CDMO for final drug product development by 4 th quarter 2022 • PAX - 101 drug product manufacturing and release process is expected to be initiated in 2 nd quarter 2023 with stability testing immediately following Quality Control release 10 © 2022. PaxMedica , Inc. Proprietary Information. All rights reserved NASDAQ: PXMD

11 © 2022. PaxMedica , Inc. Proprietary Information. All rights reserved 11 PAX - 101 Development Goals PAX - 101 NDA, if approved, will be the first approval of suramin in the US market Potential Milestones Through 2024 Priority Review Voucher Sale Up to 7 Years of US Commercial Exclusivity PAX - 101 NDA for HAT NASDAQ: PXMD

© 2022. PaxMedica , Inc. Proprietary Information. All rights reserved 12 PAX - 101 and Pax - 102 Potential Game Changing Treatments for Autism © 2022. PaxMedica, Inc. Proprietary Information. All rights reserved 12 NASDAQ: PXMD

PAXMEDICA

Autism Spectrum – A Significant Clinical Opportunity

1 in 44 children in the US is diagnosed with ASD

No FDA approved treatments for Autism core symptoms:

- Deficits in Social Communication
- Restricted and Repetitive Patterns of Behavior
- Significant Impairment in Functioning

- **Global Autism treatment market reached $3.3B in 2018 and is expected to exceed $4.6 Billion in 2026 (CAGR 4.3%)[1]**
  - Irritability, a non-core symptom associated with ASD, is treated with available anti-psychotic drugs but tolerability and side effects can be treatment limiting

[1]Fortune Business Insights, Autism Spectrum Disorder Therapeutics Market Research Report, August 2019

© 2022. PaxMedica, Inc. Proprietary Information. All rights reserved

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14 © 2022. PaxMedica , Inc. Proprietary Information. All rights reserved A New Treatment Pathway Proposed for Autism PAX - 101 may improve symptoms of ASD by blocking the action of ATP on purine receptors that are over - expressed during immune system responses PAX - 101 Purine Receptor ATP Cell Restore normal cell functions Reduce inflammation Potential improvement in cellular signaling Cell Under Stress NASDAQ: PXMD Cell Immune Response PAX - 101

© 2022. PaxMedica , Inc. Proprietary Information. All rights reserved 15 Forging a New Path in ASD Treatment: PAX - 101 Phase 2 Results in ASD 15 NASDAQ: PXMD © 2022. PaxMedica, Inc. Proprietary Information. All rights reserved

16 © 2022. PaxMedica , Inc. Proprietary Information. All rights reserved PAX - 101 Clinical Trial Results - 2021 Randomized, double - blind, placebo controlled, dose - ranging proof of concept study • Primary: ABC Core (subscales 2, 3, & 5) • Secondaries: ABC Total Score, CGI - I, Autism Treatment Evaluation Checklist, Expressive One Word Picture Vocabulary Test • Dose Groups: IV suramin (20 mg/kg), IV suramin (10 mg/kg) and IV placebo • Dosing Regimen: Baseline, Week 4, and Week 8 Screening ≤ 7 days Follow - up Phase 6 weeks Double Blind Treatment Phase 20 mg/kg, 10 mg/kg, or Placebo infusions every 28 days Study drug administration Baseline Study drug administration Week 4 Study drug administration Week 8 End of Study Visit Week 14 Study Visit Week 11 Study Visit Week 2 14 weeks Study Diagram NASDAQ: PXMD

17 17 Patient Population - Autism Clinical Trial • 6 sites in South Africa • Diverse population of 52 boys, mean age 8.4 years • 44 completers o 5 withdrawals due to COVID - 19 lockdowns and site closures o 1 for an adverse event o 2 for other reasons 17 © 2022. PaxMedica , Inc. Proprietary Information. All rights reserved NASDAQ: PXMD

18 © 2022. PaxMedica , Inc. Proprietary Information. All rights reserved 18 Primary Endpoint - Aberrant Behavior Checklist (ABC) Change from Baseline through Week 14 Individual ABC Subscale Changes -15 -13 -11 -9 -7 -5 -3 -1 1 ABC-I (Irritability) ABC-II (Social Withdrawal) ABC-III (Stereotypy) ABC-IV (Hyperactivity) ABC-V (Inappropriate Speech) Point Change Placebo (N=14) PAX-101, 10 mg/kg (N=14) -40 -35 -30 -25 -20 -15 -10 -5 0 ABC Core (II, III, V) ABC Total (I, II, III, IV, V) Point Change Primary Endpoint NASDAQ: PXMD

19 © 2022. PaxMedica , Inc. Proprietary Information. All rights reserved 19 Primary Endpoint - Aberrant Behavior Checklist (ABC) PAX - 101 Low Dose (10mg/kg) Outperforms Placebo in Core and Total Symptoms Measures * Drug administration visit -16.00 -14.00 -12.00 -10.00 -8.00 -6.00 -4.00 -2.00 0.00 Wk 0* Wk 2 Wk 4* Wk 8* Wk 11 Wk 14 Point Change ABC Core Change from Baseline (mean ± SE) Placebo (N=14) 10 mg/kg (N=14) -40.00 -35.00 -30.00 -25.00 -20.00 -15.00 -10.00 -5.00 0.00 Wk 0* Wk 2 Wk 4* Wk 8* Wk 11 Wk 14 Point Change ABC Total Change from Baseline (mean ± SE) Placebo (N=14) 10 mg/kg (N=14) Core Symptoms and Total Symptoms - Change from Baseline over time NASDAQ: PXMD

20 © 2022. PaxMedica , Inc. Proprietary Information. All rights reserved 20 No Change CGI - I Overall Severity Score, Scaled Change from Baseline to Week 14 (ITT population, mean ± SE) 0.0 1.0 2.0 3.0 Placebo (N=18) PAX-101, 10 mg/kg (N=15) p=0.016 PAX - 101 is IV suramin Minimally Improved Much Improved Very Much Improved Results Chg from BL P Value Adj P Value 10 mg/kg - 2.8 ± 0.30 0.008 0.016 Placebo - 1.7 ± 0.27 Secondary Endpoint - Clinical Global Impression of Improvement in Overall Severity of Symptoms - Change from Baseline NASDAQ: PXMD

21 21 © 2022. PaxMedica , Inc. Proprietary Information. All rights reserved PAX - 101 – Phase 2 Trial Summary Results • Both dose regimens showed improvement trends from baseline on ABC Core, but study was not statistically powered • 10 mg/kg dose group showed a statistically significant and clinically meaningful change on the CGI - I • Confirmation of these results needed in a larger study NASDAQ: PXMD 22

22 22 PAX - 102 – Proprietary Intranasal Delivery to Expand Clinical Applications of Antipurinergic Drugs • Promising pre - clinical data • Patents pending which would potentially extend exclusivity through at least 2039 • More convenient and cost - effective as “use at home” versus IV infusion • An IND for PAX - 102 will be filed pending further funding and partnering activities © 2022. PaxMedica , Inc. Proprietary Information. All rights reserved NASDAQ: PXMD

23 © 2022. PaxMedica , Inc. Proprietary Information. All rights reserved 23 PaxMedica Business Goals 2022 - 24 • Raise awareness of company mission to develop therapeutics for urgent and unmet needs in serious neurologic disorders • Complete all necessary pre - clinical, non - clinical and clinical studies to support NDA submission for HAT indication • Complete manufacturing validation of PAX - 101 in preparation for NDA submission in 2023 • Advance development of PAX - 102 formulation and drug/device intranasal delivery product • Market and sell Priority Review Voucher if received NASDAQ: PXMD

© 2022. PaxMedica , Inc. Proprietary Information. All rights reserved THANK YOU! For More Information Contact: Stephanie Prince PCG Advisory sprince@pcgadvisory.com (646) 863 - 6341 www.paxmedica.com NASDAQ: PXMD 25